UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report: May 16, 2012
(Date of earliest event reported)

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or jurisdiction of incorporation)

001-15393	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective with its approval at the annual meeting of stockholders on May 16, 2012, Heartland Financial USA, Inc. ("Heartland") adopted and executed its Amended and Restated Rights Agreement, dated as of January 17, 2012, (the "Rights Agreement"). See Item 3.03 below for a description of the Rights Agreement.

Item 3.03 Material Modification to Rights of Security Holders

The stockholders of Heartland, approved the Rights Agreement on May 16, 2012. The Rights Agreement primarily (i) extends the terms of the preferred stock purchase rights granted thereunder to January 17, 2022, (ii) changes the Purchase Price (as defined in the Rights Agreement) to $70.00 per right, subject to adjustment, and (iii) expands the definition of “Beneficial Owner” to include, among other things, certain derivative or synthetic arrangements having characteristics of a long position in Heartland's common stock.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) As noted in Item 5.07 below, on May 16, 2012, Heartland's stockholders approved the Heartland Financial USA, Inc. Long-Term Incentive Plan (the “2012 LTIP”). The purpose of the 2012 LTIP is to promote the long-term financial success of Heartland and its subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success, and to further align their interests with those of Heartland's stockholders. Heartland may issue up to 500,000 shares of its common stock, par value $1.00 per share, under the 2012 LTIP, plus any shares that are covered by an award under a prior Heartland equity compensation plan that otherwise would become available for reuse under the terms of such plan due to forfeiture, expiration, cancellation or the like. The 2012 LTIP authorizes the granting to eligible participants of stock options, stock appreciation rights, restricted stock, restricted stock units, bonus shares, performance shares and other equity-based awards as determined by the Compensation/Nominating Committee (the “Committee”) of Heartland's Board of Directors (the “Board”). All employees and directors of, and service providers to, Heartland and its subsidiaries are eligible to be granted awards under the 2012 LTIP.

The 2012 LTIP will be administered by the Committee. Subject to the applicable rules of any securities exchange or similar entity, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the 2012 LTIP that would otherwise be the responsibility of the Committee.

The 2012 LTIP is described in detail in Heartland's proxy statement filed with the Securities and Exchange Commission (the “SEC”) on Schedule 14A on April 4, 2012, in connection with the annual meeting of stockholders held on May 16, 2012. The foregoing description of the 2012 LTIP does not purport to be complete and is qualified in its entirety by the full text of the 2012 LTIP, a copy of which was filed as Exhibit 4.4 to the Registration Statement on Form S-8 relating to the common stock issuable under the 2012 LTIP, which was filed with the SEC on May 17, 2012 (the “Registration Statement”), and is incorporated herein by reference.

Also on May 16, 2012, the Committee approved the award of restricted stock units ("RSUs") to non-employee directors pursuant to the 2012 LTIP, subject to and effective upon the filing of the Registration Statement. These RSUs will vest upon the earlier of one year from the effective date of grant (May 17, 2013) or the date of Heartland's next annual meeting of stockholders and will be settled in shares of common stock within 30 days of vesting. The directors shall have no stockholder rights with respect to the RSUs, including voting and dividends during the restricted period. The complete terms of the RSUs are contained in Director Restricted Stock Award Agreements, a form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Following is a list of the directors who received RSUs effective May 17, 2012, and the number of RSUs granted to each director:

Director	Number of RSUs
James F. Conlan	1,000
John W. Cox, Jr.	1,000
Mark C. Falb	1,100
Thomas L. Flynn	1,100
James R. Hill	1,000

Item 5.07 Submission of Matters to a Vote of Security Holders

(a), (b) Heartland held its annual meeting of stockholders in Dubuque, Iowa, on May 16, 2012. At the meeting, John W. Cox, Jr. and Lynn B. Fuller were elected to serve as Class I directors (term expires in 2015). Continuing as Class II directors (term expires in 2013) are Mark C. Falb, James R. Hill and John K. Schmidt. Continuing as Class III directors (term expires in 2014) are James F. Conlan and Thomas L. Flynn. Additionally, the stockholders ratified the appointment of KPMG LLP as Heartland's independent registered public accounting firm for the year ending December 31, 2012, approved a non-binding advisory proposal on compensation to Heartland's executive officers as described in the 2012 proxy statement, voted for an annual frequency for future non-binding advisory votes on compensation to Heartland's executive officers ("say on pay"), approved the adoption of the Heartland Financial USA, Inc. Long-Term Incentive Plan and approved the adoption of the Heartland Financial USA, Inc. 2012 Amended and Restated Stockholder Rights Agreement.

There were 16,501,558.833 issued and outstanding shares of common stock entitled to vote at the annual meeting, of which 14,033,495.716 shares were present in person or by proxy, representing approximately 85.04% of the total issued and outstanding shares entitled to vote. The voting results on the above described matters were as follows:

	For	Withheld	Broker Non-Votes
John W. Cox, Jr.	11,225,582.931	220,534.785	2,587,378.000
Lynn B. Fuller	11,314,335.679	131,782.037	2,587,378.000

	For	Against	Abstain
Appointment of KPMG LLP	13,960,379.937	43,348.870	29,766.909

	For	Against	Abstain	Broker Non-Votes
Approve compensation of executives	11,133,723.238	106,975.006	205,419.472	2,587,378.000

	1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
Frequency of "say on pay" vote	10,556,077.701	51,271.335	624,252.275	214,516.405	2,587,378.000

	For	Against	Abstain	Broker Non-Votes
Adoption of 2012 Long-Term Incentive Plan	11,193,972.548	114,968.862	137,176.306	2,587,378.000

	For	Against	Abstain	Broker Non-Votes
Adoption of 2012 Amended and Restated Stockholder Rights Agreement	8,787,229.001	2,601,471.554	57,417.161	2,587,378.000

(c) Not applicable.

(d) Consistent with the vote at the Annual Meeting, Heartland has determined it will include a stockholder vote on the compensation of executives in its proxy materials annually (every year) and will continue such annual votes on executive compensation until the next required vote on the frequency of stockholder votes on executive compensation.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions

None.

(d)	Exhibits.

4.1
Amended and Restated Rights Agreement dated as of January 17, 2012, by and between Heartland Financial USA, Inc. and Dubuque Bank and Trust Company (incorporated by reference to Exhibit 4.1 to Heartland's Form 8-A/A as filed May 17, 2012).

10.1		Heartland Financial USA, Inc. 2012 Long-Term Incentive Plan (incorporated by reference to Exhibit 4.4 to Heartland's Form S-8 as filed May 17, 2012).

10.2	*	Form of Director Restricted Stock Unit Award Agreement under the Heartland Financial USA, Inc. 2012 Long-Term Incentive Plan.

	*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2012

HEARTLAND FINANCIAL USA, INC.
/s/ John K. Schmidt
By:	John K. Schmidt
Executive Vice President, COO & CFO